_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 17, 2006

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127352	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, which appears as an exhibit to the current report on Form 8-K filed on November 22, 2005 by Financial Security Assurance Holdings Ltd. for the year ended December 31, 2004, are hereby incorporated by reference in (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23.1

Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Assurance Holdings Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:                   /s/ Vinu Phillips

Name: Vinu Phillips
Title:  Senior Vice President

Dated:  February   17  , 2006

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of PricewaterhouseCoopers LLP,

     6

Independent Registered Public Accounting

Firm of Financial Assurance Holdings Ltd.

Exhibit 23.1     Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Assurance Holdings Ltd.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_____________

We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement (333-127352), on Form S-3 of Luminent Mortgage Trust 2006-2, Mortgage Loan Pass-Through Certificates Series 2006-2, of our report dated March 23, 2005 (except for Note 3, which is as of November 21, 2005) relating to the restated consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, which appears as an exhibit to the current report on Form 8-K filed on November 22, 2005 by Financial Security Assurance Holdings Ltd. for the year ended December 31, 2004. We also consent to the reference to our Firm under the caption “Experts” in such Prospectus Supplement.

                         /S/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

February 17, 2006